November 2009 Supplement to the August 5, 2009 Prospectus for

Credit Suisse Alternative Capital Multi-Strategy Fund, LLC

Credit Suisse Alternative Capital Long/Short Equity Fund, LLC

(the “Funds”)

On November 19, 2009 the Board of Managers of each of the Funds determined to cease the offer and sale of interests in the Funds.